Exhibit 99.2

                                                                   [Exelon Logo]
Exelon Corporation                          www.exeloncorp.com
P.O.Box 805398
Chicago, IL 60680-5398

August 6, 2002

Jonathan G. Katz
Secretary
Securities and Exchange Commission
     450 Fifth Street N.W.
Washington D.C. 20549

             Statement Under Oath of Principal Executive Officer and
         Principal Financial Officer Regarding Facts and Circumstances
                        Relating to Exchange Act Filings

I, Ruth Ann M. Gillis, state and attest that:


      (1) To the best of my knowledge, based upon a review of the covered reports of Exelon Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


      (2) I have reviewed the contents of this statement with the Company's audit committee.


      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o The Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Exelon Corporation;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Exelon Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

      /s/ Ruth Ann M. Gillis
      -----------------------
      Ruth Ann M. Gillis                   Subscribed and sworn to
      August 6, 2002                       before me this 6th day of
                                           August 2002.


                                           /s/ Mary L. Kwilos
                                           -----------------------
                                           Notary Public


                                           My Commission Expires: 10/26/05